Exhibit 99

Independent Auditor’s Report

The Member
Heights Management 63, LLC

We have audited the accompanying balance sheet of Heights Management 63, LLC as of December 31, 2009, and the related statements of operations, changes in members’ deficit and cash flows for the period March 19, 2009 (Date of Inception) through December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Heights Management 63, LLC as of December 31, 2009, and the results of their operations and their cash flows for the period March 19, 2009 (Date of Inception) through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Liebman Goldberg & Hymowitz, LLP
Liebman Goldberg & Hymowitz, LLP
Garden City, New York

June 30, 2010

HEIGHTS MANAGEMENT 63 LLC
BALANCE SHEET
DECEMBER 31, 2009

ASSETS

Current assets:
Cash and cash equivalents	$26

Property and equipment, net of accumulated depreciation of $ 2,056	14,944

Other assets:
Intangible assets, net	165,278

Total assets	$180,248

LIABILITIES AND MEMBER'S DEFICIT

Current liabilities:
Sales tax payable	$27,646
Deferred revenue	9,374
Accrued expenses and taxes payable	29,999

Total current liabilities	67,019

Long-term liabilities:
Notes payable	175,000

Total liabilities	242,019

Member's Deficit	(61,771)

Total liabilities and member's deficit	$180,248

See Notes to Financial Statements

HEIGHTS MANAGEMENT 63 LLC
STATEMENT OF OPERATIONS AND MEMBER'S DEFICIT
FOR THE PERIOD MARCH 19, 2009 (DATE OF INCEPTION)
THROUGH DECEMBER 31, 2009

Parking Revenue	$132,701

Expenses:
General and administrative	194,472

Net loss	(61,771)

Capital contributions	-

Member's deficit, ending	$(61,771)

See Notes to Financial Statements

HEIGHTS MANAGEMENT 63 LLC
STATEMENT OF CASH FLOWS
FOR THE PERIOD MARCH 19, 2009 (DATE OF INCEPTION)
THROUGH DECEMBER 31, 2009

Cash Flows From Operating Activities:

Net loss	$(61,771)
Adjustments to reconcile net loss from operations to net cash (used in) operating activities:

Depreciation and amortization	11,778

Changes in assets and liabilities:
Accrued expenses	29,999
Sales taxes payable	27,646
Unearned revenue	9,374

Net Cash (used in) Operating Activities	17,026

Cash Flows from Investing Activities:

Purchase of property and equipment	(17,000)
Lease acquisition cost	(175,000)

Net Cash (used in) Investing Activities	(192,000)

Cash Flows from Financing Activities:

Proceeds from notes payable	175,000

Net Cash Provided By Financing Activities	175,000

Net increase in Cash and cash equivalents	26

Cash and cash equivalents - Beginning of period	-

Cash and cash equivalents - End of period	$26

See Notes to Financial Statements

HEIGHTS MANAGEMENT 63 LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

Note 1.	Summary of significant accounting policies:

General:

Heights Management 63 LLC (the "Company") was formed as a limited liability company (LLC) on March 19, 2009 (date of inception) under the laws of the State of New York. The Company was formed for the purpose of operating a parking facility in New York City.

Parking Revenue:

The Company's revenues are primarily derived from transient parking and monthly parking customers. Transient parking revenue is recognized as cash is received. Revenues from monthly parking customers are recognized on a monthly basis, based on the terms of the underlying contracts. The Company recognizes deferred revenue when monthly customers prepay their accounts. As of December 31, 2009, the Company has recorded deferred revenue in the of $9,374.

Cash and cash equivalents:

The Company maintains bank accounts at various financial institutions. The funds maintained in accounts in financial institutions are insured by an agency of the U. S. government until December 31, 2010.

Property and equipment:

Property and equipment is stated at cost less accumulated depreciation. Significant improvements are capitalized; maintenance and repairs are charged to income. When equipment is retired or otherwise disposed of, the cost of the asset and the related accumulated depreciation are eliminated from the accounts and any gain or loss on disposition is credited or charged to income. Depreciation is provided by the straight-line method over the estimated useful lives of the assets, which range from 5 to 7 years.

Depreciation expense totaled $2,056 for the period March 19, 2009 (date of Inception) through December 31, 2009.

Intangible assets, net:

Intangible assets subject to amortization, which include lease acquisition costs, are being amortized over 12 years.

Amortization expense totaled $9,722 for the period March 19, 2009 (Date of Inception) through December 31, 2009.

Income taxes:

The Company is a Limited Liability Company (LLC), not subject to federal income taxes. The Company's income or loss is included in the member's income tax returns. Accordingly, there is no provision for income taxes included in these financial statements.

Use of estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Sales tax:

The Company collects and remits sales tax on all services. Sales tax collected is not included in revenues and remittances are not included in costs. Sales tax collected is recorded as a liability, with the liability relieved upon payment. As of December 31, 2009 the outstanding sales tax liability was $27,646.

Fair value of financial instruments:

SFAS No. 107, Disclosure About Fair Value of Financial Instruments, requires certain disclosures regarding the fair value of financial instruments. The Company's financial instruments consist of cash, receivables, accounts payable, and debt. Fair values for cash, receivables, and accounts payable approximate carrying values for these financial instruments since they are relatively short-term in nature. The carrying amount of debt approximates fair value due to the length of maturity or existence of interest rates that approximate prevailing market rates.

Note 2.	Property and equipment:

Property and equipment at December 31, 2009 consists of the following:

Machinery and equipment	$13,500
Signs	3,500

17,000
Less: accumulated depreciation	2,056

Property and equipment, net	$14,944

Note 3.	Intangible assets:

Intangible assets at December 31, 2009, consists of the following:

Intangible assets at December 31, 2009, consists of the following:

Lease acquisition costs	$175,000
Less: accumulated amortization	9,722

Intangible assets, net	$165,278

Note 4.	Note payable:

The Company has entered into a promissory note in the amount of $175,000 with the sole member of the Company. The note calls for interest to accrue on the principal amount of the note at an interest rate of 7% per annum. The interest shall be paid in monthly installments commencing on August 1, 2010. The entire principal amount on the note is due in full on November 1, 2012. For the period March 1, 2009 (Date of Inception) though December 31, 2009 the Company has recorded interest expense in the amount of $8,050.

Note 5.	Commitments and Contingencies:

The Company has entered into a management agreement  with a non-affiliated party to provide administrative, and management of the parking facility. The term of the agreement is for a five-year period commencing June 1, 2009 and expiring on May 31, 2014. The agreement at the end of this term will continue on a month-to-month basis unless written notice of non-renewal is given by either party. As compensation for the services, the company will pay a fixed management fee of $18,500 (subject to escalations) for the period March 19, 2009 (Date of Inception) through December 31, 2009 management fee expense amounted to $133,218.

HEIGHTS MANAGEMENT 63 LLC
BALANCE SHEET
JUNE 30, 2010
(Unaudited)

ASSETS

Property and equipment, net of accumulated depreciation of $ 2,056	$14,944

Other assets:
Intangible assets, net	151,667

Total assets	$166,611

LIABILITIES AND MEMBER'S CAPITAL

Current liabilities:
Sales tax payable	$27,646
Accrued expenses and taxes payable	30,129

Total current liabilities	57,775

Long-term liabilities:
Notes payable	134,167

Total liabilities	191,942

Member's capital	(25,331)

Total liabilities and member's capital	$166,611

See Notes to Financial Statements

HEIGHTS MANAGEMENT 63 LLC
STATEMENT OF INCOME AND MEMBER'S CAPITAL
SIX MONTHS ENDED JUNE 30, 2010
(Unaudited)

Parking Revenue	$110,323

Expenses:
General and administrative	101,105

Net income	9,218

Capital, beginning	(34,549)

Member's capital, ending	$(25,331)

See Notes to Financial Statements

HEIGHTS MANAGEMENT 63 LLC
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2010
(Unaudited)

Cash Flows From Operating Activities:

Net income	$9,218
Adjustments to reconcile net loss from operations to net cash used in operating activities:

Changes in assets and liabilities:
Accrued expenses	130
Unearned revenue	(9,374)

Net Cash used in Operating Activities	(26)

Net decrease in Cash	(26)

Cash - Beginning of period	26

Cash - End of period	$-

See Notes to Financial Statements

HEIGHTS MANAGEMENT 63 LLC
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2010
(UNAUDITED)

1.	Summary of significant accounting policies:

General:

Heights Management 63 LLC (the "Company") was formed as a limited liability company (LLC) on March 19, 2009 under the laws of the State of New York. The Company was formed for the purpose of operating parking facilities in the New York City area.

Cash and cash equivalents:

The Company maintains bank accounts at various financial institutions. The funds maintained in accounts in financial institutions are insured by an agency of the U. S. government until December 31, 2010.

Property and equipment:

Property and equipment is stated at cost less accumulated depreciation. Significant improvements are capitalized; maintenance and repairs are charged to income. When equipment is retired or otherwise disposed of, the cost of the asset and the related accumulated depreciation are eliminated from the accounts and any gain or loss on disposition is credited or charged to income. Depreciation is provided by straight-line and accelerated methods over the estimated useful lives of the assets.

Intangible assets, net:

Intangible assets subject to amortization, which include lease acquisition costs, are being amortized over 5 years.

Income taxes:

The Company is a Limited Liability Company (LLC), thereby the Company's income or loss is included in the respective members income tax returns. Accordingly, there is no provision for income taxes included in these financial statements.

1.	Summary of significant accounting policies (continued):

Use of estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Sales tax:

The Company collects and remits sales tax on all services. Sales tax collected is not included in revenues and remittances are not included in costs. Sales tax collected is recorded as a liability, with the liability relieved upon payment.

Fair value of financial instruments:

SFAS No. 107, Disclosure About Fair Value of Financial Instruments, requires certain disclosures regarding the fair value of financial instruments. The Company's financial instruments consist of cash, receivables, accounts payable, and debt. Fair values for cash, receivables, and accounts payable approximate carrying values for these financial instruments since they are relatively short-term in nature. The carrying amount of debt approximates fair value due to the length of maturity or existence of interest rates that approximate prevailing market rates.

Subsequent events:

Subsequent events have been reviewed through the date that these financial statements were ready to be released which was September 22, 2010.

2.	Property and equipment:

Machinery and equipment	$13,500
Signs	3,500

17,000
Less: accumulated depreciation	2,056

Property and equipment, net	$14,944

3.	Intangible assets:

Lease acquisition costs	$175,000
Less: accumulated amortization	23,333

Intangible assets, net	$151,667

4.	Notes payable:

Notes payable are to be paid over a 10 year period commencing August 2010. The notes bear interest at the rate of 7% per annum